Exhibit 99.1

PRESS RELEASE

Sono Group N.V. Completes Exit from Legacy Solar Operations

Transfer of Sono Motors to Its Management Team Marks Full Completion of the Strategic Transition Announced in March 2026; Sono Group Currently Operates as a Focused Digital Asset Treasury Company

Munich, May 8, 2026 – Sono Group N.V. (Nasdaq: SSM) (hereafter referred to as “Sono” or the “Company”) today announced the completion of a decisive milestone in its ongoing strategic transformation: the formal transfer of its now former subsidiary Sono Motors GmbH ("Sono Motors") to companies controlled by Sono Motors' own management team. The transaction closed and took legal effect on May 4, 2026, bringing to a close the solar exit the Company announced in March. Sono Group holds no further equity interest in Sono Motors and carries no ongoing operational obligations to the business.

With this transaction complete, the Company turns fully to the Treasury Strategy: acquiring Bitcoin and generating yield through a covered-call approach under its institutional ISDA framework. The proceeds of the Company's March 2026 financing were deployed into Bitcoin acquisition immediately upon receipt, capital that would otherwise have been partially absorbed by legacy solar operations. With the exit complete, there is no longer a competing claim on that capital.

The legacy solar business was transferred to Sono Motors' two managing directors, Denis Azhar and Jan Schiermeister, who acquired it directly, together with the technology and the team they led. The brand's solar heritage and the people behind it remain in capable hands. Sono Group retains an irrevocable, royalty-free license to continue operating under the Sono name for its stock exchange listing and securities trading.

Sono Group currently operates as a digital asset treasury company and will continue to evaluate opportunities to build long-term shareholder value as its strategy develops.

"I want to thank the Sono Motors team: what Denis, Jan and their colleagues built earned real industry recognition, and I'm glad it passes to people who believe in it. For Sono Group, the transformation we announced in March is now complete. We are focused on execution and on delivering results for our shareholders," said Kevin McGurn, Managing Director and CEO of Sono Group N.V.

Full details of the transaction, including the Share Purchase and Transfer Agreement, are set forth in the Company's Amendment No. 1 on Form 8-K/A filed with the U.S. Securities and Exchange Commission on May 6, 2026, available at www.sec.gov and on the Company's investor relations website at ir.sonomotors.com.

END

ABOUT SONO GROUP N.V.

Sono Group N.V. (Nasdaq: SSM) is a Netherlands-incorporated company listed on the Nasdaq Capital Market, currently operating as a digital asset treasury company. The Company's Treasury Strategy is centered on the acquisition of Bitcoin and the generation of structured yield through an institutional covered-call approach under an ISDA Master Agreement framework. For more information about Sono Group N.V. visit sonogroupnv.com. Follow us on social media: LinkedIn, Facebook, BlueSky, Truth Social, and X.

FORWARD-LOOKING STATEMENTS

This press release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, but are not limited to, statements regarding the consummation of transactions as part of the Treasury Strategy, including their timing and the expected cash flow and the use of proceeds therefrom; the receipt of any required shareholder approvals; the projected operational and financial performance of the Company and its subsidiaries, including the Company following implementation of the Treasury Strategy; the Company’s product offerings and developments and business plans; and the Company’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future revenue and the business plans of the Company’s management team, including the pursuit of the Treasury Strategy. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of the Company considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on the Company as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the consummation and timing of any transactions as part of the Treasury Strategy, and the cash flow to the Company therefrom; the occurrence of any uncured event of default or any event, change or other circumstance that could give rise to the termination of the Company’s ISDA Master Agreement relating to the Treasury Strategy; the outcome of any legal proceedings that may be instituted against the Company; risks associated with the Treasury Strategy replacing the former plans and operations of the Company including the legacy solar operations; potential difficulties in employee retention as a result of the Treasury Strategy; whether the Company will be able to maintain compliance with the continued listing standards of The Nasdaq Stock Market LLC or comply with the initial listing standards of another national securities exchange; the ability of the Company to service or otherwise pay its debt obligations; market acceptance of the Company’s product offerings; that the Company will have sufficient capital to operate as anticipated; the demand for the Company’s products; and global supply chains and legislative, regulatory and economic developments in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the solicitation of the ratification by the Company’s shareholders of the engagement by the Company in the Treasury Strategy, the Company intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”) relating to an extraordinary general meeting of the Company’s shareholders to be held for the purpose of ratifying the Company’s engagement in the Treasury Strategy (the “Special Meeting”). This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to the Company’s shareholders in connection with the Special Meeting. This press release does not contain all of the information that should be considered in respect of the matters to be noticed for the Special Meeting in the Proxy Statement, and additional information will be set forth in the Proxy Statement when it becomes available. Shareholders of the Company are urged to read all relevant documents filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to these documents, carefully when they become available. Promptly after filing its definitive Proxy Statement with the SEC, the Company will mail the definitive Proxy Statement and a proxy card to each shareholder of the Company entitled to vote at the Special Meeting as of a record date to be established for voting at the Special Meeting.

Shareholders may also obtain a copy of the Proxy Statement, as well as other documents filed by the Company with the SEC without charge, at the SEC’s website located at www.sec.gov. In addition, shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at https://ir.sonomotors.com/.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors, executive officers, employees and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Special Meeting under SEC rules. Shareholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on April 1, 2026 and the Proxy Statement when it becomes available.

NO SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the matters to be noticed in the definitive Proxy Statement when it becomes available.

CONTACT:

Press:
press@sono-solar.com | ir.sonomotors.com/news-events

Investors:
ir@sonomotors.com | ir.sonomotors.com

LinkedIn:
https://www.linkedin.com/company/sonogroupnv